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                                                                   EXHIBIT 10.32

                                 AMENDMENT NO. 4

                                       TO

                           SECOND AMENDED AND RESTATED

                         MULTICURRENCY CREDIT AGREEMENT

                            DATED AS OF JULY 27, 1999

            THIS AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED MULTICURRENCY CREDIT AGREEMENT ("Amendment") is made as of December 27, 2000 by and among BRIGHTPOINT, INC., BRIGHTPOINT INTERNATIONAL LTD. (collectively, the "Borrowers"), the guarantors from time to time party thereto (the "Guarantors"), the financial institutions listed on the signature pages hereof as lenders (the "Lenders"), BANK ONE, INDIANA, NATIONAL ASSOCIATION, in its individual capacity as a Lender and as administrative agent (the "Administrative Agent") on behalf of the Lenders under that certain Second Amended and Restated Multicurrency Credit Agreement dated as of July 27, 1999 by and among the Borrowers, the Guarantors, the Lenders and the Administrative Agent as amended by Amendment No. 1 thereto dated as of March 30, 2000, Amendment No. 2 thereto dated as of June 28, 2000 and Amendment No. 3 thereto dated as of October 27, 2000 (as so amended and as further amended, modified, supplemented or restated, the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement.

                                   WITNESSETH

            WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement;

            WHEREAS, the Borrowers have requested that the Lenders amend the Credit Agreement in certain respects; and

            WHEREAS, the Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

            NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Guarantors, the Lenders and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

      1. Amendment to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:
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      1.1. Section 1.1 of the Credit Agreement is amended to delete the phrase
"$50,000,000" now appearing in the definition of "Permitted Receivables Financing" and to substitute the following therefor: "$75,000,000".

      1.2. Section 6.3(D) of the Credit Agreement is amended (i) to delete the "and" at the end of clause (iv) thereof; (ii) to delete the period (".") at the end of clause (v) thereof and to substitute the following therefor: "; and"; and
(iii) to insert the following new clause (vi) at the end thereof:

                  (vi) Investments in the Guarantors and in each other Domestic
            Subsidiary of Brightpoint which shall become a Guarantor pursuant to the terms of Section 6.2(M).

      2. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of December 27, 2000, if, and only if, the Administrative Agent shall have received each of the following:

            (a) duly executed originals of this Amendment from the Borrowers, the Guarantors and the Required Lenders;

            (b) an amendment fee in the amount of $2,500 for each Lender which has delivered an executed signature page to this Amendment to the Administrative Agent (or its counsel) on or prior to 5:00 p.m. (Indianapolis time) on Wednesday, December 27, 2000, which amendment fee shall be paid to the Administrative Agent for the account of each such Lender;

            (c) the separate fee agreed to between Brightpoint, the Administrative Agent and the Arranger payable to the Administrative Agent in accordance with the letter agreement entered into with respect thereto;

            (d) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

      3. Representations and Warranties of the Borrowers. The Borrowers hereby represent and warrant as follows:

            (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

            (b) Upon the effectiveness of this Amendment, (i) no Default or Unmatured Default has occurred and is continuing and (ii) the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement and other Loan Documents, to the extent the same are not amended hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.


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      4. Reference to the Effect on the Credit Agreement.

            (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement, as amended previously and as amended hereby.

            (b) Except as specifically amended and waived above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

      5. Costs and Expenses. The Borrowers agree to pay all reasonable costs, fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Administrative Agent) incurred by the Administrative Agent in connection with the preparation, arrangement, execution and enforcement of this Amendment.

      6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (including, without limitation, 735 ILCS 105/5-1 et seq., but otherwise without regard to the conflict of law provisions) of the State of Illinois.

      7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Administrative Agent or the Administrative Agent's counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Administrative Agent thereof.

      9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment, the Credit Agreement and the other Loan Documents. In the event an ambiguity or question of intent or interpretation arises, this Amendment, the Credit Agreement and the other Loan Documents shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment, the Credit Agreement or any of the other Loan Documents.


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      10. Reaffirmation of Guaranties and other Loan Documents. Each of the
Guarantors, without in any way establishing a course of dealing, as evidenced by its signature below, hereby consents to the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment shall not limit or diminish the obligations of such Guarantor under the Credit Agreement or any other Loan Documents, (iii) reaffirms its obligations under the Credit Agreement and other Loan Documents, and (iv) agrees that such obligations remain in full force and effect and is hereby ratified and confirmed.



                  [Remainder of this Page Intentionally Blank]


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            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                             BRIGHTPOINT, INC.,
                             as a Borrower and Guarantor

                             By: /s/ Steven E. Fivel
                                 --------------------------------------
                                   Name:  Steven E. Fivel
                                   Title:  Executive Vice President, General
                                           Counsel and Secretary

                             BRIGHTPOINT INTERNATIONAL LTD.,
                             as a Borrower and Guarantor

                             By: /s/ Steven E. Fivel
                                 --------------------------------------
                                   Name:  Steven E. Fivel
                                   Title:  Executive Vice President, Secretary

                             BRIGHTPOINT LATIN AMERICA, INC.,
                             as a Guarantor

                             By: /s/ Steven E. Fivel
                                 --------------------------------------
                                   Name:  Steven E. Fivel
                                   Title:  Executive Vice President, General
                                           Counsel and Secretary

                             WIRELESS FULFILLMENT SERVICES LLC,
                             as a Guarantor

                             By:  BRIGHTPOINT, INC., its Manager

                             By: /s/ Steven E. Fivel
                                 --------------------------------------
                                   Name:  Steven E. Fivel
                                   Title:  Executive Vice President, General
                                           Counsel and Secretary

                             BRIGHTPOINT AUSTRALIA PTY LIMITED,
                             as a Subsidiary Borrower and a Guarantor

                             By: /s/ Steven E. Fivel
                                 --------------------------------------
                                   Name:  Steven E. Fivel
                                   Title:  Director


SIGNATURE PAGE TO AMENDMENT NO. 4
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                                 BRIGHTPOINT CHINA LIMITED,
                                 as a Subsidiary Borrower and a Guarantor

                                 By: /s/ Steven E. Fivel
                                     --------------------------------------
                                       Name:  Steven E. Fivel
                                       Title:  Director

                                 BANK ONE, INDIANA, NATIONAL ASSOCIATION, as the Administrative Agent, the Swing Line Lender, an Issuing Lender and as a Lender

                                 By: /s/ Rahul Sawhney
                                     --------------------------------------
                                       Name:  Rahul Sawhney
                                       Title:  Vice President


SIGNATURE PAGE TO AMENDMENT NO. 4
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                                 ABN AMRO BANK N.V.,
                                 as the Alternate Currency Lender


                                 By: /s/ Thomas K. Peterson
                                     --------------------------------------
                                       Name:  Thomas K. Peterson
                                       Title:  Senior Vice President,
                                               Diversified Industries Central

                                 By: /s/ Jonathan F. Chiarieri
                                     --------------------------------------
                                       Name:  Jonathan F. Chiarieri
                                       Title:  Officer


SIGNATURE PAGE TO AMENDMENT NO. 4
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                                 FLEET NATIONAL BANK
                                 as a Lender

                                 By: /s/ Harvey H. Thayer, Jr.
                                     --------------------------------------
                                       Name:  Harvey H. Thayer, Jr.
                                       Title:  Managing Director


SIGNATURE PAGE TO AMENDMENT NO. 4
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                                 FIRST UNION NATIONAL BANK,
                                 as a Lender

                                 By:
                                     --------------------------------------
                                       Name:
                                       Title:


SIGNATURE PAGE TO AMENDMENT NO. 4
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                                 SUNTRUST BANK (Successor to SUNTRUST BANK OF
                                 CENTRAL FLORIDA,
                                 NATIONAL ASSOCIATION),
                                 as a Lender

                                 By: /s/ Molly J. Drennan
                                     --------------------------------------
                                       Name:  Molly J. Drennan
                                       Title:  Director


SIGNATURE PAGE TO AMENDMENT NO. 4
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                                 THE BANK OF NOVA SCOTIA,
                                 as a Lender

                                 By: /s/ A.S. Norsworthy
                                     --------------------------------------
                                       Name:  A.S. Norsworthy
                                       Title:  Sr. Team Leader - Loan
                                 Operations


SIGNATURE PAGE TO AMENDMENT NO. 4
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                                 THE PROVIDENT BANK,
                                 as a Lender

                                 By: /s/ Robert C. Olds
                                     --------------------------------------
                                       Name:  Robert C. Olds
                                       Title:  Vice President


SIGNATURE PAGE TO AMENDMENT NO. 4
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                                 THE BANK OF TOKYO-MITSUBISHI, LTD.
                                 CHICAGO BRANCH,
                                 as a Lender

                                 By: /s/ Hisashi Miyashiro
                                     --------------------------------------
                                       Name:  Hisashi Miyashiro
                                       Title:  Deputy General Manager


SIGNATURE PAGE TO AMENDMENT NO. 4
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                                 THE FUJI BANK, LIMITED,
                                 as a Lender

                                 By: /s/ James Fayen
                                     --------------------------------------
                                       Name:  James Fayen
                                       Title:  Senior Vice President & Senior
                                               Team Leader


SIGNATURE PAGE TO AMENDMENT NO. 4
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                                 NATIONAL CITY BANK OF INDIANA,
                                 as a Lender

                                 By: /s/ Leo G. Watson, Jr.
                                     --------------------------------------
                                       Name:  Leo G. Watson, Jr.
                                       Title:  Senior Vice President


SIGNATURE PAGE TO AMENDMENT NO. 4
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                                 NATIONAL BANK OF CANADA,
                                 as a Lender

                                 By: /s/ Thomas E. Roberts
                                     --------------------------------------
                                       Name:  Thomas E. Roberts
                                       Title:  Vice President


SIGNATURE PAGE TO AMENDMENT NO. 4